PRESIDENT'S LETTER

The total return based on market price for the DLJ High Yield Bond Fund (DHY) for the first six month period ended April 30, 1999, was 2.10%. The Fund's return based on NAV during this time was 16.15%, which compares favorably with the 11.07% return of the Lipper Closed End High Yield Bond Fund Average. The Fund ranked second among the thirty-five funds in this Lipper peer group for the period noted. For the period from its inception in July of 1998 to April 30, 1999, it ranked eighth. In April of 1999, the Fund's monthly dividend was raised from 8 cents per share to 8.25 cents.


The Fund's quality performance resulted from advantageous sector weightings and securities selection, as well as a measured approach to raising the Fund's leverage. The Fund was overweighted in the media and telecom sectors, which continue to benefit from the convergence of the telecom/cable/internet businesses and supportive capital market activities. During the first six months of the fiscal year, the Fund's leverage was gradually raised from approximately 10% to 30%, which supported the increase in the dividend. At the same time, the quality of the portfolio assets was raised slightly as we rotated into larger market capitalization bonds.


The Fund continued to avoid investing in the hard-hit shipping sector and stayed underweighted in the energy and cyclical sectors. Although cyclical bonds have rallied considerably over the last several months on concern that the economy is overheating, we believe that prices for industrial commodities will stay below their cyclical midpoints for the foreseeable future. Sharp competition, abundant supply and moderate demand increases worldwide should prevent inflation from being more buoyant.


We expect that Fund leverage will stay around 30% and are focused on bond swaps that would raise the yield on assets. We also plan to harvest some gains that should open up the total return prospects of the portfolio. The high yield market is currently being buffeted by the uncertainty surrounding Federal Reserve Bank interest policy, the direction of the stock market and abundant new-issue supply. We believe once interest rates are raised, both the stock market and the high yield market will settle down and the tone will firm up as supply and demand come into balance. We do not expect any likely interest rate scenario will negatively affect high yield bond values or the health of the economy in a meaningful way. For now, we view the rising default rate within the high yield universe, from 1% in 1998 to 3% for the first calendar quarter in 1999, as being more driven by microeconomic factors pertaining to individual companies and sectors, rather than by a fundamental negative shift in the viability of the high yield bond asset class or the strength of the domestic U.S. economy.


We appreciate your continued support and wish you a most enjoyable summer.

Sincerely,
[GRAPHIC OMITTED]

G. Moffett Cochran
President                                                      June, 1999

Fund Highlights (unaudited)
--------------------------------------------------------------------------------
 DLJ High Yield Bond Fund

   Top Ten Holdings as of April 30, 1999
   -------------------------------------
                          % of Total                                % of Total
   Security Description   Net Assets     Security Description       Net Assets

   Kaiser Aluminum & Chemical Corp.      Renters Choice, Inc.
    12.75%, 02/01/03        2.23%         11.00%, 08/15/08          1.56%
   Unisys Corp.                          PSINet, Inc.
    12.00%, 04/15/03        2.18%         10.00%, 02/15/05          1.56%
   Young Broadcasting Corp.              RCN Corp.
    11.75%, 11/15/04        1.75%         10.56%, 10/15/07          1.55%
   Fairchild Corp.                       Regional Independent Media
    10.75%, 04/15/09        1.74%         10.50%, 07/01/08          1.54%
   Time Warner Telecom, Inc.             SFX Entertainment, Inc.
    9.75%, 07/15/08         1.61%         9.13%, 02/01/08           1.54%

   Portfolio and Fund Information April 30, 1999
   ---------------------------------------------
   Current Yield(1): 10.70%              Ticker Symbol: DHY
   Distribution Rate(2): 10.34%          Primary Exchange: NYSE
   Average Rating: B
   Average Years to Maturity*: 8.17 years
   Average Duration*: 5.88 years

   *weighted average


   Investment Results July 31, 1998* through April 30, 1999
   --------------------------------------------------------

     DLJ High Yield Bond Fund                                    Total Return(3)
     ------------------------                                   ----------------
     Market Price ...............................................    0.32%
     NAV(4) .....................................................    0.18%

     Fund Index
     ----------
     Lipper Closed-End High Yield Bond Fund Average(5) ..........   -3.09%

     * Date of closing of the Fund's Initial Public Offering

  ------------
  (1) Current yield is based on April's dividend per share of $.0825 (annualized) divided by the April 30 market price ($9.25).
  (2) Distribution rate is based on dividends per share paid from net investment income during the period from the Fund's inception through April 30 (annualized) divided by the April 30 market price.
  (3) The performance data quoted represents past performance, which is no indication of future performance. Investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders on dividends.
  (4) The total return referenced reflects the change in the Fund's net asset value over the period and assumes that dividends were reinvested. The percentage is not an indication of the performance of a shareholder's investment in the Fund which is based on market price.
  (5) The Lipper Closed-End High Yield Bond Fund Average is an equally weighted performance average of 35 funds in the Lipper Analytical grouping of closed-end high yield bond funds, adjusted for capital gains and income dividends.

DLJ High Yield Bond Fund--Statement of Investments  April 30, 1999 (unaudited)
--------------------------------------------------------------------------------
BONDS--131.98%

                                             Principal
                                               Amount               Value
                                          ---------------       ----------------
AEROSPACE--6.17%
  BE Aerospace
     9.50%, 11/01/08 ** ...............   $4,000,000            $4,280,000
  Compass Aerospace Corp.
     10.13%, 04/15/05 *, ** ...........    5,150,000             5,014,813
  Fairchild Corp.
     10.75%, 04/15/09 ** ..............    7,000,000             7,035,000
  Hexcel Corp.
     9.75%, 01/15/09 *, ** ............    4,000,000             4,080,000
  Transdigm, Inc.
     10.38%, 12/01/08 *, ** ...........    4,500,000             4,556,250
                                                                ----------
                                                                24,966,063
                                                                ----------
CHEMICALS--3.48%
  Pioneer Americas Acquisition Corp.
     9.25%, 06/15/07 ** ...............    5,000,000             4,337,500
  Sterling Chemicals, Inc.
     11.75%, 08/15/06 ** ..............    2,000,000             1,930,000
     11.25%, 04/01/07 ** ..............    2,425,000             2,291,625
  Trans-Resources, Inc.
     11.75%, 03/15/08 **, *** .........   10,000,000             5,550,000
                                                                ----------
                                                                14,109,125
                                                                ----------
CONSUMER NON-DURABLES--4.62%
  Consoltex Group
     11.00%, 10/01/03 ** ..............    4,000,000             4,100,000
  Galey & Lord, Inc.
     9.13%, 03/01/08 ** ...............    6,000,000             4,920,000
  Globe Manufacturing Corp.
     10.00%, 08/01/08 ** ..............    3,000,000             2,520,000
  Polaroid Corp.
     11.50%, 02/15/06 ** ..............    4,000,000             4,210,000
  Styling Technology Corp.
     10.88%, 07/01/08 ** ..............    3,000,000             2,932,500
                                                                ----------
                                                                18,682,500
                                                                ----------
ENERGY--2.46%
  Belden & Blake Corp.
     9.88%, 06/15/07 ** ...............    5,000,000             3,750,000
  Mariner Energy, Inc.
     10.50%, 08/01/06 ** ..............    4,000,000             3,560,000
  Trico Marine Services, Inc.
     8.50%, 08/01/05 ** ...............    3,000,000             2,647,500
                                                                ----------
                                                                 9,957,500
                                                                ----------
FINANCIAL SERVICES--1.76%
  Americredit Corp.
     9.88%, 04/15/06 ** ...............    4,500,000             4,567,500
  Ocwen Financial Corp.
     11.88%, 10/01/03 ** ..............    2,625,000             2,546,250
                                                                ----------
                                                                 7,113,750
                                                                ----------

                                             Principal
                                               Amount               Value
                                          ---------------     ----------------
FOOD & TOBACCO--5.27%
  Advantica Restaurant Group, Inc.
     11.25%, 01/15/08 ** ..............   $6,000,000            $6,195,000
  Luigino's Inc.
     10.00%, 02/01/06 *, ** ...........    4,000,000             4,055,000
  National Wine & Spirits Holding Corp.
     10.13%, 01/15/09 *, ** ...........    4,000,000             4,160,000
  New World Pasta Co.
     9.25%, 02/15/09 *, ** ............    3,750,000             3,829,687
  Volume Services America, Inc.
     11.25%, 03/01/09 *, ** ...........    3,000,000             3,105,000
                                                                ----------
                                                                21,344,687
                                                                ----------
FOREST PRODUCTS/CONTAINERS--3.17%
  Packaging Corp. of America
     9.63%, 04/01/09 *, ** ............    2,750,000             2,866,875
  Repap New Brunswick
     10.63%, 04/15/05 ** ..............    5,700,000             4,731,000
  Riverwood International Corp.
     10.63%, 08/01/07 ** ..............    5,000,000             5,250,000
                                                                ----------
                                                                12,847,875
                                                                ----------
  GAMING/LEISURE--6.31%
  Bell Sports, Inc.
     11.00%, 08/15/08 ** ..............    6,000,000             6,165,000
  Extended Stay America, Inc.
     9.15%, 03/15/08 ** ...............    5,000,000             4,875,000
  Hilton Hotels Corp.
     7.50%, 12/15/17 ..................    3,500,000             3,368,750
  Stations Casinos, Inc.
     10.13%, 03/15/06 ** ..............    5,000,000             5,337,500
     8.88%, 12/01/08 *, ** ............    1,500,000             1,556,250
  Venetian Casino/LV Sands
     12.25%, 11/15/04 ** ..............    4,000,000             4,240,000
                                                                ----------
                                                                25,542,500
                                                                ----------
HEALTHCARE--8.60%
  Alaris Medical, Inc.
     10.94%, 08/01/08 **, *** .........   10,000,000             6,100,000
  Genesis Health Ventures, Inc.
     9.88%, 01/15/09 *, ** ............    3,500,000             3,193,750
  ICN Pharmaceuticals, Inc.
     8.75%, 11/15/08 * ................    6,000,000             6,090,000
  Integrated Health Services, Inc.
     9.25%, 01/15/08 ** ...............    6,000,000             4,410,000
  Kinetic Concepts, Inc.
     9.63%, 11/01/07 ** ...............    4,500,000             4,410,000
  King Pharmaceutical, Inc.
     10.75%, 02/15/09 *, ** ...........    5,000,000             5,300,000
  Total Renal Care Holdings, Inc.
     7.00%, 05/15/09 *, ** ............    6,500,000             5,313,750
                                                                ----------
                                                                34,817,500
                                                                ----------
See notes to financial statements.

--------------------------------------------------------------------------------
                                                Principal
                                                  Amount               Value
                                             ---------------       -------------
HOUSING--2.84%
  Nortek, Inc.
     9.88%, 03/01/04 ** ..................   $ 3,000,000           $ 3,142,500
     9.25%, 03/15/07 ** ..................     3,000,000             3,150,000
  Webb (Del E.) Corp.
     10.25%, 02/15/10 ** .................     5,000,000             5,187,500
                                                                   -----------
                                                                    11,480,000
                                                                   -----------
INFORMATION TECHNOLOGY--5.29%
  Details, Inc.
     10.00%, 11/15/05 ** .................     6,000,000             5,872,500
  Fairchild Semiconductor Corp.
     11.74%, 03/14/08 ....................     5,000,000             4,375,000
  Unisys Corp.
     12.00%, 04/15/03 ** .................     7,984,000             8,842,280
  Viasystems Group, Inc.
     9.75%, 06/01/07 ** ..................     2,500,000             2,343,750
                                                                   -----------
                                                                    21,433,530
                                                                   -----------
MANUFACTURING--9.53%
  Albecca, Inc.
     10.75%, 08/15/08 *, ** ..............     6,000,000             5,250,000
  BGF Industries, Inc.
     10.25%, 01/15/09 *, ** ..............     4,000,000             4,090,000
  Continential Global Group, Inc.
     11.00%, 04/01/07 ** .................     4,000,000             3,610,000
  Filtronic plc
     10.00%, 12/01/05 *, ** ..............     4,000,000             4,200,000
  Grove Worldwide LLC
     9.25%, 05/01/08 ** ..................     5,000,000             4,300,000
  Jordan Industries, Inc.
     10.38%, 08/01/07 *, ** ..............     4,500,000             4,590,000
  Liberty Group Publishing, Inc.
     12.58%, 02/01/09 **, *** ............     3,000,000             1,616,250
  Roller Bearing Company of America
     9.63%, 06/15/07 ** ..................     5,000,000             4,787,500
  Tokheim Corp.
     11.38%, 08/01/08 *, ** ..............     6,000,000             6,120,000
                                                                   -----------
                                                                    38,563,750
                                                                   -----------
MEDIA/ENTERTAINMENT--30.24%
  @Entertainment, Inc.
     16.95%, 02/01/09 *, **, *** .........    10,200,000             5,010,750
  Adelphia Communications Corp.
     8.38%, 02/01/08 * ...................     4,500,000             4,635,000
  AMC Entertainment, Inc.
     9.50%, 03/15/09 ** ..................     6,000,000             5,925,000
  American Media Operations
     10.25%, 05/01/09 *, ** ..............       750,000               750,000
  Avalon Cable Holdings LLC
     11.70%, 12/01/08 *, **, *** .........     5,500,000             3,685,000
  Avalon Cable of Michigan
     9.38%, 12/01/08 *, ** ...............     1,000,000             1,062,500

                                                Principal
                                                  Amount                Value
                                             ---------------       -------------
  Carmike Cinemas, Inc.
     9.38%, 02/01/09 *, ** ...............   $ 4,500,000           $ 4,533,750
  Chancellor Media Corp.
     9.00%, 10/01/08 ** ..................     4,000,000             4,290,000
  Charter Comm Holdings LLC
     8.63%, 04/01/09 *, ** ...............     3,000,000             3,082,500
     9.73%, 04/01/11 *, **, *** ..........     6,500,000             4,290,000
  Citadel Broadcasting Company
     10.25%, 07/01/07 ** .................     3,000,000             3,315,000
  Cumulus Media, Inc.
     10.38%, 07/01/08 ** .................     5,000,000             5,412,500
  Echostar DBS Corp.
     9.38%, 02/01/09 *, ** ...............     5,000,000             5,225,000
  Globo Communicacoes e
     Participacoes S.A.
     10.63%, 12/05/08 *, ** ..............     6,000,000             4,845,000
  ICG Holdings, Inc.
     12.72%, 09/15/05 **, *** ............     5,500,000             5,018,750
  Liberty Group, Inc.
     9.38%, 02/01/08 ** ..................     3,500,000             3,543,750
  Paxson Commmunications Corp.
     11.63%, 10/01/02 ** .................     4,000,000             4,190,000
  Premier Parks, Inc.
     9.25%, 04/01/06 ** ..................     4,000,000             4,200,000
  PSINet, Inc.
     10.00%, 02/15/05 ** .................     6,000,000             6,300,000
  Regal Cinemas, Inc.
     9.50%, 06/01/08 ** ..................     6,000,000             5,985,000
  Regional Independent Media
     10.50%, 07/01/08 ** .................     6,000,000             6,225,000
  Rogers Cablesystems, Ltd.
     10.00%, 12/01/07 ** .................     5,105,000             5,768,650
  SFX Entertainment, Inc.
     9.13%, 02/01/08 ** ..................     6,000,000             6,225,000
  Six Flags Entertainment Corp.
     8.88%, 04/01/06 ** ..................     2,000,000             2,065,000
  TV Azteca S.A. de CV
     10.50%, 02/15/07 ** .................     5,000,000             4,337,500
  United International Holdings, Inc.
     10.22%, 02/15/08 **, *** ............     8,000,000             5,380,000
  Young Broadcasting Corp.
     11.75%, 11/15/04 ** .................     6,589,000             7,074,939
                                                                   -----------
                                                                   122,375,589
                                                                   -----------
METALS & MINERALS--5.15%
  Great Lakes Carbon Corp.
     10.25%, 05/15/08 ** .................     5,000,000             5,181,250
  Kaiser Aluminum & Chemical Corp.
     12.75%, 02/01/03 ** .................     9,000,000             9,045,000
  Lodestar Holdings, Inc.
     11.50%, 05/15/05 ** .................     5,000,000             3,906,250
  Renco Steel Holdings
     10.88%, 02/01/05 ** .................     3,000,000             2,730,000
                                                                   -----------
                                                                    20,862,500
                                                                   -----------
See notes to financial statements.

--------------------------------------------------------------------------------
                                                Principal
                                                  Amount              Value
                                             ---------------      --------------
RETAIL--5.73%
  Big 5 Corp.
     10.88%, 11/15/07 ** .................   $4,000,000            $ 4,170,000
  Hollywood Entertainment Corp.
     10.63%, 08/15/04 ** .................    3,500,000              3,517,500
  Jitney-Jungle Stores of America, Inc.
     12.00%, 03/01/06 ** .................    3,000,000              3,225,000
     10.38%, 09/15/07 ** .................      500,000                475,000
  Musicland Group, Inc.
     9.88%, 03/15/08 ** ..................    5,500,000              5,586,250
  Pathmark Stores, Inc.
     12.63%, 06/15/02 ** .................    6,000,000              6,195,000
                                                                   -----------
                                                                    23,178,750
                                                                   -----------
SERVICE--3.47%
  Neff Corp.
     10.25%, 06/01/08 ** .................    3,000,000              3,120,000
  Phoenix Color Corp.
     10.38%, 02/01/09 *, ** ..............    4,500,000              4,590,000
  Renters Choice, Inc.
     11.00%, 08/15/08 ** .................    6,000,000              6,315,000
                                                                   -----------
                                                                    14,025,000
                                                                   -----------
TELECOMMUNICATIONS--21.89%
  Dobson/Sygnet Communications Corp.
     12.25%, 12/15/08 *, ** ..............    4,000,000              4,440,000
  Dolphin Telecommunications plc
     13.85%, 06/01/08 **, *** ............    2,250,000              1,310,625
  Esat Telecom Group plc
     11.88%, 12/01/08 *, ** ..............    3,000,000              3,240,000
  Hermes Europe Railtel BV
     11.50%, 08/15/07 ** .................    5,000,000              5,500,000
  Impsat Corp.
     12.38%, 06/15/08 ** .................    5,000,000              4,487,500
  Intermedia Commmunications, Inc.
     11.96%, 03/01/09 *, **, *** .........    3,600,000              2,295,000
     9.50%, 03/01/09 *, ** ...............    2,000,000              2,080,000
  McCaw International, Ltd.
     11.93%, 04/15/07 **, *** ............    5,000,000              3,100,000
  Millicom International Cellular S.A.
     11.13%, 06/01/06 **, *** ............    7,500,000              5,793,750
  Nextel Communications, Inc.
     9.75%, 08/15/04 **, *** .............    4,000,000              4,180,000
  NEXTLINK Communications, Inc.
     10.75%, 11/15/08, *, ** .............    4,000,000              4,310,000

                                                Principal
                                                  Amount                Value
                                             ---------------       -------------
  NTL Incorporated
     12.19%, 10/01/08 *, **, *** .........   $2,000,000            $ 1,405,000
     11.50%, 10/01/08 *, ** ..............    5,000,000              5,662,500
  Primus Telecommunications Group, Inc.
     11.24%, 01/15/09 *, ** ..............    5,000,000              5,237,500
  RCN Corp.
     10.56%, 10/15/07 **, *** ............    9,000,000              6,277,500
  Telecorp PCS, Inc.
     11.46%, 04/15/09 *, **, *** .........    4,500,000              2,542,500
  Telesystem International Wireless, Inc.
     11.76%, 06/30/07 **, *** ............    4,000,000              2,480,000
  TeleWest Communications plc
     10.62%, 10/01/07 **, *** ............    4,000,000              3,560,000
     11.25%, 11/01/08 *, ** ..............    2,000,000              2,330,000
  Time Warner Telecom, Inc.
     9.75%, 07/15/08 ** ..................    6,000,000              6,510,000
  VersaTel Telecom Belgium N.V.
     13.25%, 05/15/08 ** .................    3,000,000              3,240,000
  Viatel, Inc.
     11.50%, 03/15/09 *, ** ..............    4,000,000              4,250,000
  Winstar Communications, Inc.
     12.89%, 10/15/05 ** .................    2,000,000              2,720,000
     11.36%, 03/15/08 ** .................    2,000,000              1,640,000
                                                                   -----------
                                                                    88,591,875
                                                                   -----------
TRANSPORTATION/AUTOMOTIVE--4.99%
  American Axle & Manufacturing
     Holdings, Inc.
     9.75%, 03/01/09 *, ** ...............    5,000,000              5,212,500
  Amtran, Inc.
     9.63%, 12/15/05 ** ..................    4,000,000              4,040,000
  Atlas Air, Inc.
     9.38%, 11/15/06 *, ** ...............    3,000,000              3,030,000
  Great Lakes Dredge & Dock
     11.25%, 08/15/08 *, ** ..............    4,500,000              4,713,750
  JPS Automotive Products Corp.
     11.13%, 06/15/01 ....................    3,000,000              3,187,500
                                                                   -----------
                                                                    20,183,750
                                                                   -----------
UTILITIES--1.01%
  Espirito Santo-Escelsa
     10.00%, 07/15/07 ....................    3,000,000              4,075,000
                                                                   -----------
Total Bonds
  (cost--$535,316,516) ...................                         534,151,244
                                                                   -----------


See notes to financial statements.

--------------------------------------------------------------------------------

                                            Shares       Value
                                          ---------  -------------
PREFERRED STOCK--1.91%
INFORMATION TECHNOLOGY--0.69%
  Viasystems Group, Inc. ...............   200,000    $2,800,000
                                                      ----------
MEDIA/ENTERTAINMENT--0.48%
  Paxson Communications Corp. ..........     2,125     1,917,812
                                                      ----------
RETAIL--0.74%
  Jitney-Jungle Stores of America, Inc.     24,000     3,000,000
                                                      ----------
Total Preferred Stock
  (cost--$8,247,215) ...................               7,717,812
                                                      ----------




                                          Principal
                                            Amount           Value
                                        -------------  -----------------
COMMERCIAL PAPER--0.84%
     (cost--$3,399,069)
   Merrill Lynch & Company, Inc.
      4.93%, 05/03/99 ................  $3,400,000      $    3,399,069
                                                        --------------
  TOTAL INVESTMENTS
     (cost--$546,962,800) ............                     545,268,125
                                                        --------------
  Liabilities Net of Cash and
     Other Assets --(34.73%) .........                    (140,565,199)
                                                        --------------
  NET ASSETS--100.00%                                   $  404,702,926
                                                        ==============

NOTES:
 * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, the value of these securities amounted to $169,829,625 or 41.96% of net assets.
 ** Security has an effective maturity date less than the stated maturity date due to a call feature.
*** Security is a map-bond. Rate shown represents the yield to maturity at the time of purchase.

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Assets and Liabilities  April 30, 1999
                                                                 (unaudited)
--------------------------------------------------------------------------------
ASSETS:
 Investments in securities at value (cost $546,962,800) .....    $ 545,268,125
 Cash .......................................................            1,764
 Dividends and interest receivable ..........................       13,118,531
 Receivable for securities sold .............................        8,609,503
 Deferred organization costs (Note 1) .......................           24,106
 Other assets ...............................................          115,429
                                                                 -------------
    Total assets ............................................      567,137,458
                                                                 -------------
LIABILITIES:
 Loan payable ...............................................      160,000,000
 Payable to advisor .........................................          859,465
 Payable for securities purchased ...........................          750,000
 Interest payable ...........................................          647,884
 Accrued expenses ...........................................          177,183
                                                                 -------------
    Total liabilities .......................................      162,434,532
                                                                 -------------
NET ASSETS:
 Applicable to 44,006,543 shares outstanding ................    $ 404,702,926
                                                                 =============
NET ASSETS CONSIST OF:
 Capital paid-in ............................................    $ 437,338,122
 Accumulated undistributed net investment income ............          843,780
 Accumulated net realized loss on investments ...............      (31,784,301)
 Net unrealized depreciation on investments .................       (1,694,675)
                                                                 -------------
                                                                 $ 404,702,926
                                                                 =============
Net asset value per share ...................................    $        9.20
                                                                 =============

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Operations  For the Six Months Ended
                                                                 April 30, 1999+
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends ...............................................    $     297,500
 Interest ................................................       27,636,015
                                                              -------------
    Total investment income ..............................       27,933,515
                                                              -------------
EXPENSES:
 Investment advisory fees (Note 2) .......................        2,479,971
 Leveraging expenses (Note 5) ............................        3,351,291
 Administration fees .....................................           25,494
 Transfer agent fees .....................................           22,504
 Legal fees ..............................................           42,741
 Fund accounting fees ....................................           34,587
 Registration expenses ...................................           27,120
 Custodian fees ..........................................           23,354
 Printing fees ...........................................           36,947
 Auditing fees ...........................................           23,354
 Trustees fees ...........................................           14,598
 Postage expense .........................................           32,061
 Amortization of organization costs (Note 1) .............           23,711
 Miscellaneous expenses ..................................           11,798
                                                              -------------
    Total expenses .......................................        6,149,531
                                                              -------------
NET INVESTMENT INCOME ....................................       21,783,984
                                                              -------------
REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS:
 Net realized loss on investments ........................      (17,929,151)
 Net unrealized appreciation on investments ..............       53,330,431
                                                              -------------
 Net realized and unrealized gain on investments .........       35,401,280
                                                              -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............    $  57,185,264
                                                              =============

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         Six Months Ended       Period Ended
                                                                             4/30/99+           10/31/1998 *
                                                                        ------------------   ------------------
OPERATIONS:
 Net investment income ..............................................   $ 21,783,984         $ 10,057,563
 Net realized loss on investments ...................................    (17,929,151)         (13,855,150)
 Net unrealized appreciation (depreciation) on investments ..........     53,330,431          (55,025,106)
                                                                        ------------         ------------
 Net increase (decrease) in net assets ..............................     57,185,264          (58,822,693)
                                                                        ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income .........................................    (20,978,101)         (10,019,666)
                                                                        ------------         ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold ..........................................              0          424,100,800**
 Reinvestment of dividends ..........................................      8,539,687            4,597,635
                                                                        ------------         ------------
 Net increase in net assets from capital share transactions .........      8,539,687          428,698,435
                                                                        ------------         ------------
 Total increase in net assets .......................................     44,746,850          359,856,076
NET ASSETS:
 Beginning of period ................................................    359,956,076              100,000
                                                                        ------------         ------------
 End of period ......................................................   $404,702,926         $359,956,076
                                                                        ============         ============
 Accumulated undistributed net investment income ....................   $    843,780         $     37,897
                                                                        ============         ============


 *The DLJ High Yield Bond Fund commenced operations on July 28, 1998. **Net of offering costs of $899,200.
+ Unaudited.

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Cash Flows  for the Six Months Ended
                                                                 April 30, 1999+
--------------------------------------------------------------------------------

Cash flows from operating activities:
 Interest and dividends received .............................................   $      160,000
 Operating expenses paid .....................................................       (3,143,366)
                                                                                 --------------
Net cash used for operating activities .......................................                       $  (2,983,366)
Cash flows from investing activities:
 Increase in short-term securities, net ......................................        2,890,397
 Purchases of long-term securities ...........................................     (313,974,842)
 Proceeds from sales of long-term securities .................................      221,783,000
                                                                                 --------------
Net cash used for investing activities .......................................                         (89,301,445)
Cash flows from financing activities:
 Interest paid on notes payable ..............................................       (2,980,561)
 Cash dividends paid .........................................................      (12,438,414)
 Proceeds from borrowings ....................................................      117,700,000
 Repayments of borrowings ....................................................      (10,000,000)
                                                                                 --------------

Net cash provided by financing activities ....................................                          92,281,025
                                                                                                     -------------
Net decrease in cash .........................................................                              (3,786)
Cash -- beginning of period ..................................................                               5,550
                                                                                                     -------------
Cash -- end of period ........................................................                       $       1,764
                                                                                                     =============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
 OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Adjustments to reconcile net increase in net assets resulting from operations
 to net cash used for operating activities ...................................                       $  57,185,264
 Leveraging expenses .........................................................   $    3,351,291
 Increase in dividends and interest receivable ...............................       (3,156,430)
 Increase in accrued expenses ................................................           75,068
 Increase in advisory fees payable ...........................................           92,412
 Decrease in other assets ....................................................           13,463
 Net realized loss on investments ............................................       17,929,151
 Net unrealized appreciation on investments ..................................      (53,330,431)
 Amortization of organization costs ..........................................           23,711
 Amortization of discount ....................................................      (25,166,865)
                                                                                 --------------
    Total adjustments ........................................................                         (60,168,630)
                                                                                                     -------------
Net cash used for operating activities .......................................                       $  (2,983,366)
                                                                                                     =============

+ Unaudited.





See notes to financial statements.

DLJ High Yield Bond Fund--Notes to Financial Statements  April 30, 1999
                                                             (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     DLJ High Yield Bond Fund ("the Fund") is a business trust organized under the laws of the State of Delaware. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Prior to the commencement of operations on July 28, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest on July 2, 1998 to DLJ Investment Management Corp. ("DLJIM") for $100,000. The Fund's primary investment objective is to seek high current income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, accretion of discount on investments is recorded on the accrual basis.

     Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provisions for federal income or excise taxes have been made in the accompanying financial statements.

     Offering and organization costs: Direct expenses of $899,200 relating to the public offering of the Fund's shares were charged to capital at the time of issuance. Organization costs of $60,000 are being amortized from the commencement of operations through October 31, 1999.

     Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

DLJ High Yield Bond Fund--Notes to Financial Statements  April 30, 1999
                                                                 (continued)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment management agreement (the "Management Agreement") with DLJIM. The Agreement provides that the Fund will pay DLJIM a fee, computed and payable monthly, at the annual rate of 1% of the average weekly value of the Fund's total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting leverage) (the "Managed Assets").

     The Fund has also entered into an Administration and Support Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, to provide all administrative services to the Fund other than those related to the investment decisions. For these administration services, the Fund will pay Investor Services Group a fee at the annual rate of $50,000 per year.

     The Fund pays each Trustee not affiliated with DLJIM $2,000 per board meeting attended, $1,000 per audit committee meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings.

     Citibank, N.A. serves as the Fund's custodian. Investor Services Group serves as the Fund's shareholder servicing agent (transfer agent).

3. INVESTMENTS

     For federal income tax purposes, the cost of securities owned at April 30, 1999, was substantially the same as the cost of securities for financial statement purposes. At April 30, 1999, the aggregate gross unrealized appreciation on investments amounted to $16,974,482, and the aggregate gross unrealized depreciation on investments amounted to $18,669,157, resulting in net unrealized depreciation of $1,694,675.

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the six months ended April 30, 1999, amounted to $272,229,480 and $176,896,983, respectively.

4. FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.001 per share. 200,000,000 shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                             Six Months Ended       Period Ended
                                                              April 30, 1999      October 31, 1998*
                                                            ------------------   ------------------
Shares sold .............................................               -            42,500,000
Shares issued through reinvestment of dividends .........         961,255               535,288
                                                                  -------            ----------
Net Increase ............................................         961,255            43,035,288
                                                                  =======            ==========

*The DLJ High Yield Bond Fund commenced operations on July 28, 1998.


5. NOTES PAYABLE

     The Fund currently has a $200 million ("commitment amount") line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated July 31, 1998, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $200 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund is charged a structuring fee of $19,000 per quarter, a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.13% of the maximum borrowing limit (currently $200 million). The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 33 1/3%. The average daily amount of borrowings during the six months ended April 30, 1999 was $118,259,669, with a related weighted average annualized interest rate of 5.71%.

DLJ High Yield Bond Fund--Notes to Financial Statements  April 30, 1999
                                                                 (continued)
--------------------------------------------------------------------------------

6.  CAPITAL LOSS CARRYFORWARD

     At October 31, 1998, the Fund had available for Federal tax purposes unused capital loss carryforward of $13,855,150, expiring in 2006. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

7. CONCENTRATION OF RISK

     The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.


Financial Highlights
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented. This information has been derived from the Fund's financial statements.

                                                       Six Months Ended
                                                            4/30/99          Period Ended
                                                          (unaudited)        10/31/1998 *
                                                      ------------------   ---------------
Net asset value, beginning of period ..............       $   8.36             $   10.00
                                                          --------             ----------
Income from Investment Operations:
 Net investment income ............................           0.50                  0.24
 Net realized and unrealized gain (loss) on
   investments ....................................           0.82                 (1.62)
                                                          --------             ----------
   Total from investment operations ...............           1.32                 (1.38)
                                                          --------             ----------
Less Distributions:
 From net investment income .......................          (0.48)                (0.24)
                                                          --------             ----------
Offering costs charged to paid-in capital .........           0.00                 (0.02)
                                                          --------             ----------
Net asset value, end of period ....................       $   9.20             $    8.36
                                                          ========             ==========
Market value, end of period .......................       $   9.25             $    9.56
                                                          ========             ==========
Total return (market value) .......................           2.10%                (1.74)%
Ratios/Supplemental Data:
 Net assets, end of period (000) ..................       $404,703              $359,956
 Average debt per share ...........................       $   2.70              $   1.02
 Ratio of operating expenses to average net
   assets .........................................           1.47%**               1.16%**
 Ratio of leveraging expenses to average net
   assets .........................................           1.76%**               0.65%**
 Ratio of total expenses to average net assets.               3.23%**               1.81%**
 Ratio of net investment income to average
   net assets .....................................          11.44%**              10.48%**
 Portfolio turnover ...............................          36.24%                15.26%

 * The DLJ High Yield Bond Fund commenced operations on July 28, 1998.

** Annualized

See notes to financial statements.

DLJ High Yield Bond Fund--Additional Information  April 30, 1999 (unaudited)
--------------------------------------------------------------------------------

Dividend Reinvestment Plan

      Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan ("The Plan"). These policies referenced apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

      Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by First Data as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Investor Services Group as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to Investor Services Group, as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

      Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The

--------------------------------------------------------------------------------

Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, MA 02266-8030, 1-800-331-1710.

Year 2000 Risks

      Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by DLJIM and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." DLJIM is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. To date, all of DLJIM's business-critical internal systems and applications and links with major suppliers and vendors have been remediated and tested for Y2K compliance; and the balance, non business-critical items will be tested by the end of the 2nd Quarter of 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of DLJIM believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

      The Fund and DLJIM have been advised by the Fund's Transfer Agent and Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report the Fund and DLJIM have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.

Managed Dividend Policy

      The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

--------------------------------------------------------------------------------

Leverage--Benefits and Risks

      The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, DLJIM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede DLJIM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Supplemental Information

      Since the initial filing of the Fund's registration statement with the Securities and Exchange Commission, Michael A. Snyder, a Vice President of the Fund, has been assigned as the person primarily responsible for the day-to-day management of the Fund's portfolio. In addition, since the filing there have been (i) no material changes in the Fund's investment objectives or policies,
(ii) no changes in the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund.

                            DLJ High Yield Bond Fund

                                    TRUSTEES
                   G. MOFFETT COCHRAN        ROBERT E. FISCHER
                   WILMOT H. KIDD, III        MARTIN JAFFE
                               JOHN W. WALLER, III

                                    OFFICERS
                   G. MOFFETT COCHRAN, Chairman and President
             MARTIN JAFFE, Vice President, Secretary and Treasurer
                       BRIAN A. KAMMERER, Vice President
                        JOHN L. LINDARS, Vice President
                       CATHERINE M. NOLAN, Vice President
                         VANCE P. SHAW, Vice President
                       MICHAEL A. SNYDER, Vice President

                               INVESTMENT ADVISER
                        DLJ INVESTMENT MANAGEMENT CORP.
                      277 Park Avenue, New York, NY 10172

                                   CUSTODIAN
                                 CITIBANK, N.A.
                      111 Wall Street, New York, NY 10043

                                 TRANSFER AGENT
                    FIRST DATA INVESTOR SERVICES GROUP, INC.
                     P.O. Box 61787 (211 South Gulph Road)
                           King of Prussia, PA 19406

                                  DISTRIBUTOR
                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
                      277 Park Avenue, New York, NY 10172

                              INDEPENDENT AUDITORS
                               ERNST & YOUNG LLP
                     787 Seventh Avenue, New York, NY 10019

                                 LEGAL COUNSEL
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                      919 Third Avenue, New York, NY 10022



                        DLJ Investment Management Corp.

                     member of DLJ Asset Management Group,
       a division of Donaldson, Lufkin & Jenrette Securities Corporation

                   277 Park Avenue, New York, New York 10172
                                 (888) 649-5711

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                               Semi-Annual Report


                                 April 30, 1999